UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36229	46-3774077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401
(Address of Principal Executive Offices) (Zip Code)

(561) 932-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

CAMBRIDGE CAPITAL ACQUISITION CORPORATION (“CAMBRIDGE”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAMBRIDGE SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH ABILITY COMPUTER & SOFTWARE INDUSTRIES LTD. (“ABILITY” OR THE “COMPANY”), AS DESCRIBED IN CAMBRIDGE’S CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 10, 2015. THE UPDATED INVESTOR PRESENTATION WHICH IS ATTACHED AS AN EXHIBIT HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF CAMBRIDGE’S INITIAL PUBLIC OFFERING (“IPO”) DECLARED EFFECTIVE IN DECEMBER 2013, IS ASSISTING CAMBRIDGE IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE. CAMBRIDGE, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAMBRIDGE SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF CAMBRIDGE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ CAMBRIDGE’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENT FILED BY CAMBRIDGE’S WHOLLY-OWNED SUBSIDIARY, CAMBRIDGE HOLDCO CORP. (“HOLDCO”), IN CONNECTION WITH CAMBRIDGE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS AND THE REGISTRATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAMBRIDGE’S FINAL PROSPECTUS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JUNE 6, 2015, AND CAMBRIDGE’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 AND QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2015, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAMBRIDGE’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT AND FINAL PROSPECTUS TO BE INCLUDED IN HOLDCO’S REGISTRATION STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAMBRIDGE CAPITAL ACQUISITION CORPORATION, 525 SOUTH FLAGLER DRIVE, SUITE 201, WEST PALM BEACH, FL 33401, ATTN: BENJAMIN GORDON. THESE DOCUMENTS, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit attached hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CAMBRIDGE, HOLDCO or ABILITY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibit attached hereto include “forward-looking statements.” ABILITY’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CAMBRIDGE’S and ABILITY’s expectations with respect to future performance, anticipated financial impacts of the BUSINESS COMBINATION and related transactions; approval of the BUSINESS COMBINATION and related transactions by security holders; the satisfaction of the closing conditions to the BUSINESS COMBINATION and related transactions; and the timing of the completion of the BUSINESS COMBINATION and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which ABILITY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT ABILITY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the BUSINESS COMBINATION does not close, including due to the failure to receive required security holder approvals, or the failure TO SATISFY other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in CAMBRIDGE’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning CAMBRIDGE and ABILITY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to CAMBRIDGE and ABILITY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither CAMBRIDGE nor ABILITY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Introductory Note

Cambridge Capital Acquisition Corporation (“Cambridge”) previously filed a Current Report on Form 8-K dated September 23, 2015 with the Securities and Exchange Commission to file an investor presentation for certain of its stockholders, as well as other persons who might be interested in purchasing Cambridge’s securities, in connection with the proposed transaction with Ability Computer & Software Industries Ltd. (“Ability”), as described in Cambridge’s preliminary proxy statement and Holdco’s registration statement on Form S-4 filed on September 18, 2015. The purpose of this amendment to the Current Report is to include an updated version of the investor presentation.

Item 7.01 Regulation FD Disclosure.

Cambridge intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Cambridge’s securities, in connection with the proposed transaction with Ability. The slides to be used in connection with such investor presentations are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The information under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2015

CAMBRIDGE CAPITAL ACQUISITION CORP.

By:	/s/ Benjamin Gordon
Name: Benjamin Gordon
Title: Chief Executive Officer

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